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                                                                    EXHIBIT 23.2

                          INDEPENDENT AUDITORS' CONSENT

We consent to the incorporation by reference in this Registration Statement of Aspect Communications Corporation on Form S-8 of our report dated January 21, 2002 (March 9, 2002 as to Note 20), appearing in the Annual Report on Form 10-K of Aspect Communications Corporation for the year ended December 31, 2001.


/s/ Deloitte & Touche LLP

San Jose, California
August 26, 2002